SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 22, 1996


         TRUST CREATED BY SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                     (under a Pooling & Servicing Agreement
                  dated as of February 1, 1996, which Trust is
                 the issuer of Commercial Mortgage Pass-Through
                          Certificates, Series 1996-C1)
             (Exact name of Registrant as specified in its Charter)





    New York                      33-84924-11                       36-4069689
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

LaSalle National Bank, Trustee, 135 South LaSalle Street
Suite 200, Chicago, Illinois                                        60603
Attention:  Asset-backed Securities Trust Services                (Zip Code)
            Salomon 1996-C1
(Address of principal executive office)

Registrant's telephone number, including area code:   (800) 246-5761


                         The Exhibit Index is on page 2.






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ITEM 5.     OTHER EVENTS

      Attached hereto is a copy of the April 22, 1996, Monthly Remittance Statement provided to the Certificateholders by the Trustee.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

    Monthly Remittance Statement to the Certificateholders dated as of April 22, 1996.

    Loan data file as of the April 1996 Determination Date.



                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             MIDLAND LOAN SERVICES, L.P., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.22 of the Pooling & Servicing Agreement dated as of February 1, 1996

                             By:   Midland Data  Systems,  Inc.,  its General
                             Partner







                             By: Lawrence D. Ashley

                             Title: Director of MBS Programs


Date: April 22, 1996


                                  EXHIBIT INDEX

                                                                    Sequential
Document                                                           Page Number


Monthly Remittance Statement to the Certificateholders                   3
dated as of April 22, 1996

Loan data file as of April 1996                                         25

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